UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2020

LGBTQ LOYALTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54867	80-0671280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Dixie Highway, Wilton Manors, FL	33305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 947-6133

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

Auctus Fund, LLC Promissory Note

On October 8, 2020, LGBTQ Loyalty Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Auctus SPA”) with Auctus Fund, LLC, a Delaware limited liability company (“Auctus”). Pursuant to the terms of the Auctus SPA, Auctus agreed to purchase from the Company, for a purchase price of $300,000: (i) a Convertible Promissory Note in the principal amount of $300,000.00 (the “Auctus Note”); (ii) a common stock purchase warrant permitting Auctus to purchase up to 100,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.015 per share (the “Warrant A”); and (iii) a common stock purchase warrant permitting Auctus to purchase up to 100,000,000 shares of the Company’s Common Stock at an exercise price of $0.015 per share (the “Warrant B”) and together with the Warrant A, the “Warrants”).

The Auctus Note accrues interest at a rate of 12% per annum and matures on October 8, 2021. If the Company prepays the Auctus Note, the Company shall pay all of the principal and interest, together with a prepayment penalty of lesser of 24% per annum and the maximum amount permitted under law from the due date thereof until the same is paid (“Default Interest”). The Auctus Note contains customary events of default. If an event of default occurs, the Auctus Note becomes immediately due and payable, and the Company must pay all of the principal, interest, Default Interest, and, depending on the type of default, other penalties. Any outstanding obligations owing under the Auctus Note which is not paid when due shall bear interest at the rate of 24% per annum.

The Auctus Note is convertible into shares of the Company’s Common Stock, subject to the adjustments described therein. The conversion price shall be the “Market Price” which is defined as the volume weighted average price for the Common Stock during the 5 trading day period ending on the latest complete trading day prior to the conversion date. The conversion price may also be adjusted downward if, within the 3 days following the transmittal of a conversion notice, the Company’s common stock has a closing bid which is equal to or more than 5% less than the conversion price set forth in the conversion notice. Additional discounts to the conversion price and penalties will apply if certain events occur, including failure to timely deliver conversion shares, if conversion shares are not deliverable by DWAC, or if the Company’s stock is subject to a DTC chill. For all shares of common stock issuable upon conversion of the Auctus Note, Auctus is entitled to “piggy-back” registration rights in connection with any future registration statement the Company may file.

The “Exercise Period” of each Warrant shall be from the date of issuance through the five year anniversary of the date of issuance. Further, in the event that the Market Price is greater than the Exercise Price contained in the Warrant, then Auctus may exercise the Warrant on a cashless basis, as more fully detailed in the Warrant. Moreover, so long as there is no event of default under the Auctus SPA, the Auctus Note or any other transaction documents, Auctus shall not, without the Company’s written consent, exercise Warrant B, in whole or in part.

Power Up Lending Group Ltd. Promissory Note

On September 29, 2020, the Company entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd., a Virginia corporation (“Power Up”). Pursuant to the terms of the Power Up SPA, Power Up agreed to purchase from the Company, for a purchase price of $83,000, a 10% Convertible Note (the “Power Up Note”) in the principal amount of $91,300.

The Power Up Note accrues interest at a rate of 10% per annum and matures on September 29, 2021. The Power Up Note, plus all accrued but unpaid interest and other amounts due on the Power Up Note, may be prepaid at any time prior to the maturity date. If the Power Up Note is prepaid on or prior to the 30th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 110%. If the Power Up Note is prepaid between the 31st and 60th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 115%. If the Power Up Note is prepaid between the 61st and 90th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 120%. If the Power Up Note is prepaid between the 91st and 120th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 125%. If the Power Up Note is prepaid between the 121st and 150th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 130%. If the Power Up Note is prepaid between the 151st and 180th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 135%. The Company must provide advanced notice to the holder of any prepayments and the holder may elect to convert all or any portion of the Power Up Note prior to prepayment. The Power Up Note contains customary events of default. Upon the occurrence of an event of default, the Power Up Note shall become immediately due and payable and the Company shall pay to Power Up an amount equal to 150% times the sum of the then outstanding principal, accrued and unpaid interest, the prepayment penalty of 22% per annum, and, depending on the type of default, other penalties. The Company is subject to a restrictive covenant regarding sales of assets.

The Power Up Note is convertible into shares of the Company’s Common Stock, subject to the adjustments described therein, at a conversion price of 60% multiplied by the lowest trading price for the Common Stock during the 20 trading day period ending on the latest complete trading day prior to the conversion date. It is subject to equitable adjustments relating to the Company’ securities or the securities of any subsidiary, combinations, recapitalization, reclassifications, extraordinary distributions and similar events. Additional discounts to the conversion price and penalties will apply if certain events occur, including failure to timely deliver conversion shares.

JSJ Investments, Inc. Promissory Note1

On September 28, 2020, the Company entered into a convertible promissory note (“JSJ Note”) with JSJ Investments, Inc., a Texas corporation (“JSJ”), pursuant to which JSJ purchased from the Company, at a purchase price of $103,000, a 10% Convertible Note (the “JSJ Note”) in the principal amount of $108,000.

The JSJ Note accrues interest at a rate of 10% per annum and matures on September 28, 2021. The JSJ Note, plus all accrued but unpaid interest and other amounts due on the JSJ Note, may be prepaid at any time prior to the maturity date. If the JSJ Note is prepaid on or prior to the 90th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 125%. If the JSJ Note is prepaid between the 91st and 120th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 130%. If the JSJ Note is prepaid between the 121st and 180th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 140%. If the JSJ Note is prepaid between the 181st and maturity date, the amount due upon prepayment will be multiplied by 150%. The JSJ Note contains customary events of default. Upon an event of default, the interest rate shall increase to 18% for as long as the event of default is continuing (“Default Interest”). At any time on or after the Maturity Date, the Company may repay the then outstanding principal plus accrued interest and Default Interest, if any, to JSJ.

The JSJ Note is convertible into shares of the Company’s Common Stock, subject to the adjustments described therein, at any time after 180 days from the issuance date. The conversion price is 60% multiplied by the lowest trading price for the Common Stock during the 20 trading day period ending on the latest complete trading day prior to the date of a conversion notice. It is subject to equitable adjustments relating to the Company’ securities or the securities of any subsidiary, combinations, recapitalization, reclassifications, extraordinary distributions and similar events. Additional penalties will apply if certain events occur, including failure to timely deliver conversion shares.

EMA Financial, LLC Promissory Note and Amendment

On March 11, 2020, the Company entered into a Securities Purchase Agreement (the “EMA SPA”) with EMA Financial, LLC (“EMA”). Pursuant to the terms of the EMA SPA, EMA agreed to purchase from the Company, for a purchase price of $78,750, a 10% Convertible Note (the “EMA Note”) in the principal amount of $85,000.

The EMA Note accrues interest at a rate of 10% per annum and matures on November 5, 2020. The EMA Note, plus all accrued but unpaid interest and other amounts due on the EMA Note, may be prepaid at any time prior to the maturity date. If the EMA Note is prepaid on or prior to the 60th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 115%. If the EMA Note is prepaid between the 61st and 120th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 125%. If the EMA Note is prepaid between the 121st and 180th calendar day after the issuance date, the amount due upon prepayment will be multiplied by 135%. The Company must provide advanced notice to the holder of any prepayments and the holder may elect to convert all or any portion of the EMA Note prior to prepayment. The EMA Note contains customary events of default. If an event of default occurs, the Company must pay to EMA amount equal to the greater of 200% times the sum of the then outstanding principal, accrued and unpaid interest, the prepayment penalty of 24% per annum, and, depending on the type of default, other penalties (collectively known as the “Default Sum”) or the “parity value” of the Default Sum to be prepaid, where parity value means (a) the highest number of shares of Common Stock issuable upon conversion of or otherwise pursuant to such Default Sum, multiplied by (b) the highest closing price for the Common Stock during the period beginning on the date of first occurrence of the event of default and ending one day prior to the mandatory repayment date.

The Auctus Note is convertible into shares of the Company’s Common Stock, subject to the adjustments described therein. The conversion price shall be the lower of: (i) the lowest closing price of the Common Stock during the preceding 20 trading day period ending on the latest complete trading day prior to March 11, 2020, (ii) $0.04, or (iii) 60% of the lowest traded price for the Common Stock on the principal market during the 20 consecutive trading days on which at least 100 shares of Common Stock were traded including and immediately preceding the conversion date. Additional discounts to the conversion price and penalties will apply if certain events occur, including if the closing price drops below $0.015, if the Company’s stock is subject to a DTC chill, or if the EMA Note cannot be converted in free trading shares after 181 days from the issuance date. For all shares of common stock issuable upon conversion of the EMA Note, EMA is entitled to “piggy-back” registration rights in connection with any future registration statement the Company may file. EMA also has the right of first refusal to participate in any additional capital raises and additional promissory note issuances, and the EMA Note will be immediately amended if terms and conditions granted under subsequent issuances or sales are more favorable than the terms of the EMA Note.

Effective as of September 29, 2020, the Company and EMA entered into an Amendment to the Note (the “EMA Amendment”), pursuant to which EMA and the Company agreed to amend the issuance date of the EMA Note from March 11, 2020 to September 29, 2020 and to extend the maturity date of the EMA Note from November 5, 2020 to September 29, 2021.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Auctus SPA, Auctus Note, Warrants, Power Up SPA, Power Up Note, JSJ Note, EMA SPA, EMA Note, and EMA Amendment, and does not purport to be a complete description of the rights and obligations of the parties thereunder. Such descriptions are qualified in their entirety by reference to each such document, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

1 NTD: No SPA provided.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Securities by the Company; (d) the Securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the Securities took place directly between the individual and the Company; and (f) the recipient of the Securities is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Auctus Securities Purchase Agreement dated October 8, 2020
10.2	Auctus Convertible Note dated October 8, 2020
10.3	Form of Auctus Common Stock Purchase Warrant dated October 8, 2020
10.4	Power Up Securities Purchase Agreement dated September 29, 2020
10.5	Power Up Convertible Note dated September 29, 2020
10.6	JSJ Convertible Note dated September 28, 2020
10.7	EMA Securities Purchase Agreement dated March 11, 2020
10.8	EMA Convertible Note dated March 11, 2020
10.9	EMA Note Amendment dated September 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LGBTQ LOYALTY HOLDINGS, INC.

Date: October 15, 2020	By:	/s/ Robert A. Blair
Robert A. Blair
Chief Executive Officer

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